SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                 Date of earliest event reported, March 19, 1999



                             RADIO WORLD CORPORATION



         New York                   2-97278-NY                   13-2932511
------------------------      ------------------------       -----------------
(State of Incorporation)      (Commission File Number)       (IRS I.D. Number)



                               4 West 26th Street
                            New York, New York 10010
               (Address of principal executive offices)(Zip Code)


                                 (212) 481-8631
              (Registrant's telephone number, including area code)





                           INTERCOM TECHNOLOGIES CORP.
                                195 Tenth Avenue
                            New York, New York 10011
             (Former name or address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Changes in Control of Registrant.

Pursuant to an Acquisition Agreement dated March, 1999 (the "Agreement") by and among Intercom Technologies Corp, (the "Corporation" or the "Registrant") a New York corporation, with offices at 195 Tenth Avenue, New York, New York 10011, RADIO WORLD CORPORATION, a Delaware corporation, with offices at 4 W. 26th Street, New York, New York 10010 ("RWC") and approximately 92% of the shareholders of RWC (the "RWC Shareholders"), the Corporation acquired 6,282,271 of the issued and outstanding common shares of RWC from the RWC Shareholders in consideration of the issuance by the Corporation of 6,282,271 shares of its common stock to the RWC Shareholders on a share for share basis (the "Corporate Shares").

Immediately after the closing, a total of 6,575,600 shares were issued and outstanding and the 6,282,271 Shares issued to the RWC Shareholders represent approximately 96% of the corporation's issued and outstanding shares of common stock. Hence, the RWC Shareholders have effective control of the Corporation. The Corporate Shares have not been registered under the Securities Act of 1933, as amended (the "Act"). They are deemed "restricted" securities under the Act and may not be sold or transferred other than pursuant to an effective registration statement under the Act or any exemption from registration requirements of the Act.

Pursuant to the Agreement, and at a meeting of shareholders of the Corporation held March 19, 1999, the Corporation's existing Board of Directors resigned and Messrs. Marc Deschenaux, Philippe Schaerrer and Frederic Carbonier were appointed to the Corporation's Board of Directors. In addition, Mr. Deschenaux was elected to serve as the Chairman of the Board and Chief Executive Officer, Mr. Schaerrer was elected to serve as a Vice President and Secretary, and Mr. Carbonier was elected to serve as a Vice President and Treasurer. Accordingly, the Corporation's current directors and officers are set forth in the following table:

NAME                                POSITION

Marc Deschenaux                     Chairman of the Board and Chief
                                    Executive Officer

Philippe Schaerrer                  Vice President and Secretary

Frederic Carbonier                  Vice President and Treasurer

In addition, by vote of a majority of shareholders, the Registrant's name was changed to Radio World Corporation, effective April 19, 1999.

                       BUSINESS OF RADIO WORLD CORPORATION

Radio World Corporation's principal business is radio broadcasting. RWC also produces radio program material. RWC plans to acquire local radio stations that are in poor financial condition. The acquired stations will be restructured and connected by means of satellite or fiber-optic network. This will result in broad geographic coverage on a cost effective basis, which the Corporation anticipates will increase the value of the acquisitions. RWC's network will also include a variety of Internet radio stations.

The Corporation will provide programs that consist exclusively of information about new and evolving businesses and ideas, new technology and its home applications, and music from emerging artists. The Corporation will also provide advertising on a worldwide basis. Thus, large corporations will have access to an international audience with one single advertising agency at significant scale discounts.

The registrant is not aware of any arrantements that may result in a change in control subsequent to the date hereof.

Item 2.  Acquisition or Disposition of Assets.

Pursuant to the terms of the Agreement, On March 19, 1999, for consideration of $100, the Registrant sold all of its assets, subject to all of its liabilities, to L.J. Loeffler Systems, Inc. a corporation wholly owned by the Corporation's prior management.

Item 7.  Financial Statements and Exhibits

  (c)  Exhibits.

         2.1      Acquisition   Agreement  dated  March,  1999  by  and  between
                  Intercom Technologies Corp., Radio World Corporation and certain Radio World Corporation Shareholders signatories thereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                RADIO WORLD CORPORATION
                                                -------------------------
                                                         (Registrant)
Dated:  May 4, 1999


                                       By:____________________________________
                                            Philipe Schaerrer, Vice President

                              ACQUISITION AGREEMENT

         AGREEMENT dated March , 1999, by, between and among INTERCOM TECHNOLOGIES CORP., a company incorporated under the laws of the State of New York with principal offices at 195 Tenth Avenue, New York, NY 10011 (hereinafter referred to as "ITC"), RADIO WORLD CORPORATION, a company incorporated under the laws of Delaware, with principal offices at 1134 Broadway, New York, New York 10010 (hereinafter referred to as "RWC"), and the persons listed on Exhibit "A" attached hereto and made a part hereof, being the holders of 91.36% of the issued and outstanding stock of RWC, now and as of the Closing date of this Agreement (hereinafter referred to as the "Sellers").

         WHEREAS, the Sellers own a total of 6,282,271 shares of common stock, no par value, of RWC (the "RWC Shares"), said shares being ninety-one and 36/100 (91.36%) percent of the 6,876,671 issued and outstanding common stock of RWC; and

         WHEREAS, the Sellers desire to sell and ITC desires to purchase the RWC Shares;

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

  1. Purchase and Sale. The Sellers hereby agree to sell, transfer, assign and convey to ITC and ITC hereby agrees to purchase and acquire from the Sellers, all of the RWC Shares constituting 91.36% of RWC's issued and outstanding common stock in a reorganization pursuant to Section 368 (a)(1)(B) of the Internal Revenue Code.

  2. Purchase Price and Issuance of Shares.

     (a) The aggregate purchase price to be paid by ITC for the RWC Shares shall be in a stock for stock reorganization. In consideration for the transfer of the RWC Shares to ITC, ITC will issue 6,282,271 restricted shares of ITC stock to RWC's shareholders or their designees, on the basis of one share of ITC stock for one share of RWC stock. The ITC shares will be issued to the individual Sellers in accordance with Exhibit "A" attached hereto. No fractional shares of ITC common stock will be issued; in lieu thereof, the number of shares of ITC common stock to be issued to each Seller will be rounded up to the next whole share. Each of the Sellers hereby agrees to the terms of this Agreement (the "Agreement").

     (b) In addition to the ITC shares to be issued to the RWC shareholders at Closing as enumerated in 2(a), above, ITC Will issue 173,090 shares registered on Form S-8 to certain consultants for consulting services rendered, so that after Closing and exchange of RWC Shares for ITC shares and issuance of the additional ITC shares as set forth herein, ITC will have a total of 7,170,000 shares issued and outstanding held of record as follows (assuming exchange of 100% of the RWC Shares for ITC shares): (i) RWC Shareholders will own approximately 97% and the Consultants and ITC's remaining shareholders will own approximately 3% of the issued and outstanding shares of ITC.

     3. Warranties and Representations of RWC and Sellers In order to induce ITC to enter into the Agreement and to complete the transaction contemplated hereby, RWC and Sellers warrant and represent to ITC that:

     (a) Organization and Standing. RWC is a corporation duly organized, validly existing and in good standing under the laws of Delaware, is qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. Attached hereto as Exhibit "B" are true and correct copies of RWC's Certificate of Incorporation, amendments thereto and all current Bylaws of RWC. No changes thereto will be made in any of the Exhibit "B" documents before the Closing.

     (b) Capitalization. As of the Closing Date, RWC's entire authorized equity capital consists of 40,000,000 shares of Common Stock no par value, of which 6,876,671 shares of Common Stock will be outstanding as of the Closing. As of the Closing, there will be no other voting or equity securities authorized or issued, nor any authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which RWC or the Sellers are bound, calling for the issuance of any additional shares of common stock or any other voting or equity security. The 6,876,671 issued and outstanding RWC Shares constitute one hundred (100%) percent of the equity capital of RWC, which includes, inter alia, one hundred (100%) percent of RWC's voting power, right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to common stock, if any, and the 6,282,271 Shares being exchanged pursuant to this Agreement constitute 91.36% of RWC's issued and outstanding shares.

     (c) Ownership of RWC Shares. As of the date hereof, the Sellers are the sole owners of the RWC Shares, free and clear of all liens, encumbrances, and restrictions whatsoever, except that the RWC Shares have not been registered under the Securities Act of 1933, as amended (the "'33 Act"), or any applicable State Securities laws. By the transfer of the RWC Shares to ITC pursuant to the Agreement, ITC will thereby acquire 100% of the capital stock of RWC, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that the RWC Shares will not have been registered under the '33 Act, or any applicable State Securities laws.

     (d) Taxes. RWC has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on RWC.

     (e) Pending Actions. There are no material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting RWC, or against the Sellers that arise out of their operation of RWC, except as described in Exhibit "C" attached hereto. RWC is not knowingly in violation of any law, material ordinance or regulation of any kind whatever, including, but not limited to laws, rules and regulations governing the sale of its services, the '33 Act, the Securities Exchange Act of 1934 (the "`34 Act") as amended, the Rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), or the Securities Laws and Regulations of any state.

     (f) Governmental Regulation. RWC holds the licenses and registrations set forth on Exhibit "D" hereto from the jurisdictions set forth therein, which licenses and registrations are all of the licenses and registrations necessary to permit RWC to conduct its current business. All of such licenses and registrations are in full force and effect, and there are no proceedings, hearings or other actions pending that may affect the validity or continuation of any of them. No approval of any other trade or professional association or agency of government other than as set forth on Exhibit "D" is required for any of the transactions effected by the Agreement, and the completion of the transactions contemplated by the Agreement will not, in and of themselves, affect or jeopardize the validity or continuation of any of them.

     (g) Ownership of Assets. Except as set forth in Exhibit "E", RWC has good, marketable title, without any liens or encumbrances of any nature whatever, to all of the following, if any: its assets, properties and rights of every type and description, including, without limitation, all cash on hand and in banks, certificates of deposit, stocks, bonds, and other securities, good will, customer lists, its corporate name and all variants thereof, trademarks and trade names, copyrights and interests thereunder, licenses and registrations, pending licenses and permits and applications therefor, inventions, processes, know-how, trade secrets, real estate and interests therein and improvements thereto, machinery, equipment, vehicles, notes and accounts receivable, fixtures, rights under agreements and leases, franchises, all rights and claims under insurance policies and other contracts of whatever nature, rights in funds of whatever nature, books and records and all other property and rights of every kind and nature owned or held by RWC as of this date, and will continue to hold such title on and after the completion of the transactions contemplated by the Agreement; nor, except in the ordinary course of its business, has RWC disposed of any such asset since the date of the most recent balance sheet described in
Section 3(o) of the Agreement.

     (h) No Interest in Suppliers, Customers, Landlords or Competitors. Neither the Sellers nor any member of their families have any interest of any nature whatever in any supplier, customer, landlord or competitor of RWC.

     (i) No Debt Owed by RWC to Sellers. Except as set forth in Exhibit "F", RWC does not owe any money, securities, or property to either the Sellers or any member of their families or to any company controlled by such a person, directly or indirectly. To the extent that RWC may have any undisclosed liability to pay any sum or property to any such person or entity or any member of their families such liability is hereby forever irrevocably released and discharged.

     (j) Corporate Records. All of RWC's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records of RWC are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation.

     (k) No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to ITC in connection herewith, contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

     (l) Validity of the Agreement. All corporate and other proceedings required to be taken by the Sellers and by RWC in order to enter into and to carry out the Agreement have been duly and properly taken. The Agreement has been duly executed by the Sellers and by RWC, and constitutes the valid and binding obligation of each of them, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, RWC's Certificate of Incorporation or By-Laws, or any material agreement, lease, mortgage, bond, indenture, license or other material document or undertaking, oral or written, to which RWC or the Sellers is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body; and the business now conducted by RWC can continue to be so conducted after completion of the transaction contemplated hereby, with RWC as a subsidiary of ITC.

     (m) Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by ITC according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights and that at the time of such execution and delivery, ITC will have acquired title in and to the RWC Shares free and clear of all claims, liens and encumbrances.

     (n) Access to Books and Records. ITC will have full and free access to RWC's books during the course of this transaction prior to Closing, during regular business hours.

     (o) RWC Financial Statements. RWC's audited financial statements, attached hereto as Exhibit "G", accurately describe RWC's financial position as of the date thereof. RWC's financial statements attached as Exhibit "G" have been prepared in accordance with generally accepted accounting principles in the United States ("GAAP") (or as permitted by regulation S-X, S-B, and/or the rules promulgated under the U.S. Securities Act of 1933 and the U.S. Securities Exchange Act of 1934) and certified by independent certified public accountants with substantial SEC experience.

     (p)RWC's Corporate Summary. RWC's Corporate Summary, prepared on (attached hereto as Exhibit "L") accurately describes RWC's business, assets, proposed operations and management as of the date thereof; since the date of the Corporate Summary, there has been no material change in the Business Plan and no material adverse change in RWC of any kind or nature whatsoever.

     (q) S-4 Registration. Promptly following Closing, RWC and Sellers will prepare and file a Registration Statement on Form S-4 for the acquisition of the balance of the RWC shares not owned by Sellers.

  4. Warranties and Representations of ITC. In order to induce the Sellers and RWC to enter into the Agreement and to complete the transaction contemplated hereby, ITC warrants and represents to RWC and Sellers that:

     (a) Organization and Standing. ITC is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, is qualified to do business as a foreign corporation in every other state in which it operates to the extent required by the laws of such states, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business.

     (b) Capitalization. ITC's entire authorized equity capital consists of 250,000,000 shares of voting common stock, $.001 par value. Immediately before the Closing, and issue of the shares as specified in Paragraph 2, above, ITC will have issued and outstanding 120,239 shares of Common Stock. At the Closing, ITC will issue the shares as specified in Paragraph 2, above. Other than the ITC shares registered on Form S-8, the ITC common stock will be issued under SEC Rule 144 as "restricted securities." Upon issuance, all of the ITC Common Stock will be validly issued fully paid and non-assessable. The relative rights and preferences of ITC's equity securities are set forth on the Certificate of Incorporation, as amended and ITC's By-laws (Exhibit "H" hereto). There are no other voting or equity securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which ITC is bound, calling for the issuance of any additional shares of common stock or any other voting or equity security. The By-laws of ITC provide that a simple majority of the shares voting at a stockholders' meeting at which a quorum is present may elect all of the directors of ITC. Cumulative voting is not provided for by the By-Laws or Certificate of Incorporation of ITC. Accordingly, as of the Closing the 6,282,271 shares being issued to and acquired by the Sellers will constitute approximately 97% of the 7,170,000 shares of ITC which will then be issued and outstanding, which includes, inter alia, that same percentage of ITC's voting power, right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to common stock, if any.

     (c) Ownership of Shares. By ITC's issuance of the ITC Common Shares to the Sellers pursuant to the Agreement, the Sellers will thereby acquire good, absolute marketable title thereto, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that such ITC shares will not have been registered under the '33 Act.

     (d) Significant Agreements. ITC is not and will not at Closing be bound by any of the following, unless specifically listed in Exhibit "I" hereto:

         (i)      Employment, advisory or consulting contract;

         (ii)     Plan providing for employee benefits of any nature;

         (iii) Lease with respect to any property or equipment;

         (iv) Contract or commitment for any future expenditure in excess of $1,000 in the aggregate.

         (v) Contract or commitment pursuant to which it has assumed, guaranteed, endorsed, or otherwise become liable for any obligation of any other person, firm or organization;

         (vi) Contract, agreement, understanding, commitment or arrangement, other than in the normal course of business, not fully disclosed or set forth in the Agreement;

         (vii) Agreement with any person relating to the dividend, purchase or sale of securities, that has not been settled by the delivery or payment of securities when due, and which remains unsettled upon the date of the Agreement.

     (e) Taxes. ITC has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid all taxes as shown on such returns.
All of such returns are true and complete.

     (f) Absence of Liabilities. Prior to the Closing, ITC will convey all of its assets subject to all of its liabilities to its present President, Dominick Pope or to a corporation controlled by him for consideration of $100. Accordingly, at and as of the Closing Date, ITC will have no liabilities of any kind or nature, fixed or contingent, except for the costs, including legal and accounting fees and other expenses, in connection with this transaction, for which ITC agrees to be responsible and to pay in full at or before the Closing.

     (g) No Pending Actions. There are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting ITC, or against any of ITC's officers or directors and arising out of their operation of ITC. ITC has been in compliance with, and has not received notice of violation of any law, ordinance or regulation of any kind whatever, including, but not limited to, the '33 Act, the Securities Exchange Act of 1934, as amended, the Rules and Regulations of the SEC, or the Securities Laws and Regulations of any state. ITC is not an investment company as defined in the Securities laws.

     (h) Corporate Records. All of ITC's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation; all of said books and records will be delivered to ITC's new management at the Closing.

     (i) No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to Sellers in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

     (j) Validity of the Agreement. All corporate and other proceedings required to be taken by ITC in order to enter into and to carry out the Agreement have been duly and properly taken. The Agreement has been duly executed by ITC, and constitutes a valid and binding obligation of ITC. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, ITC's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which ITC is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body.

     (k) Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by RWC and the Sellers according to their terms, and have acquired good, marketable title in and to the ITC Common Shares acquired pursuant hereto, free and clear of all liens and encumbrances.

     (l) Access to Books and Records. RWC and Sellers will have full and free access to ITC's books and records during the course of this transaction prior to and at the Closing.

     (m) ITC Financial Statements. At or before the Closing, ITC will provide RWC and Sellers with recent audited financial statements, which will be certified in accordance with GAAP by independent certified public accountants with substantial SEC experience.

     (n) ITC Financial Condition. As of the Closing, ITC will have no assets or liabilities.

     (o) Stockholder Approval. Immediately upon the signing of the Agreement, ITC will submit to its stockholders by meeting or consent the matters described in section 7(b)(i) herein.

  5. Term. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of the Agreement and payment pursuant thereto.

  6. The ITC Shares and RWC Shares. All of the ITC common shares shall be validly issued, fully-paid and non-assessable shares of ITC and RWC Shares, with full voting rights, dividend rights, and right to receive the proceeds of liquidation, if any, as set forth in the respective Articles of Incorporation.

  7.  Conditions Precedent to Closing.

     (a) The obligations of RWC and Sellers under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

         (i) That ITC's representations and warranties contained herein shall be true and correct at the time of Closing, as if such representations and warranties were made at such time;

         (ii) That ITC in all material respects shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by it prior to or at the time of the Closing;

         (iii) That ITC's directors, by proper and sufficient vote taken either by consent of shareholders or at a meeting duly and properly called and held, shall have properly approved all of the matters described in Section 7(b)(i) herein; and

         (iv) That ITC will have filed its Form 10-KSB for the fiscal year ended September 30, 1998 and form 10Q's for the quarters ended December 31, 1997, March 31, 1998, June 30, 1998 and December 31, 1998, respectively;

         (v) That ITC will have sold for $100 all of its existing assets and business, subject to all of its liabilities to its President, Dominick Pope or a company controlled by him; and

    (b) The obligations of ITC under the Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

         (i) That ITC's Shareholders and Board of Directors, by proper and sufficient vote, shall have approved this Agreement and the transactions contemplated hereby; approved the resignation of all of ITC's current directors and the election of up to 3 designees of RWC to serve as directors in place of ITC's current directors;' approved a change of ITC's corporate name to Radio World Corporation, or if such name is not available, such other name as may be selected by RWC;

         (ii) That RWC's and Sellers' representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time, and that there shall have been no Material Adverse Effect with respect to RWC; and ITC shall have received a certificate of RWC and Sellers to such an effect signed by a duly authorized officer of RWC and by each of the Sellers; and

         (iii) That RWC and Sellers shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of Closing, and ITC shall have received a Certificate of RWC and Sellers to such effect signed by a duly authorized officer of RWC and by each of the Sellers.

  8. Termination. The Agreement may be terminated at any time before or at Closing, by:

     (a)  The mutual agreement of the parties;

     (b) Any party if:

         (i) Any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished.

         (ii) Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement or any material component thereof.

     Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the others for such costs and expenses.

  9. Exhibits. All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in their entirety.

  10. Miscellaneous Provisions. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may this Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

  12. Closing. The Closing of the transactions contemplated by this Agreement ("Closing") shall take place at 1:00 P.M. on the first business day after the latter of the Sellers approving this Agreement or the shareholders of ITC approving this Agreement and the matters referred to in Section 7(b)(i), or such other date as the parties hereto shall agree upon. At the Closing, all of the documents and items referred to herein shall be exchanged.

  13. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

  14. Counterparts. This Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.

                                                     INTERCOM TECHNOLOGIES CORP.
SELLERS:

                                               By:   /s/ Dominick Pope
                                                     -------------------------
                                                     Dominick Pope, President


                                                     RADIO WORLD CORPORATION


                                               By:   /s/ Marc Deschenaux
                                                     --------------------------
                                                     Marc Deschenaux, President

Signature Page to Aquisition Agreement
Between Intercom Technologies Corp.
and
Shareholders of Radio World Corporation

/s/                                            /s/
----------------------------                   --------------------------------
CD World                                       Page One Productions LLC


/s/                                            /s/
----------------------------                   --------------------------------
Apple Tree Investment Co.                      Phillipe Scheerrer


/s/                                            /s/
----------------------------                   --------------------------------
ISPI Inc.                                      Abba Kogen


/s/                                            /s/
----------------------------                   --------------------------------
Frederic Carbonier                             Phillipe Gobet


/s/                                            /s/
----------------------------                   --------------------------------
Barcereche Ventures SA                         Oriviar Wasam



/s/                                            /s/
----------------------------                   --------------------------------
Stephanie Jackson                              Mid America Cap. Corp.



/s/                                            /s/
----------------------------                   --------------------------------
Shamrock Capital, LLC                          Dr. John A. Materra

                                    EXHIBIT A

NAME                                                           NUMBER OF SHARES

CD World Corporation                                               3,814,000

PageOne Business Productions LLC                                     560,271

Apple Tree Investment Co.                                            102,000

Philippe Schaerrer                                                   415,000

ISPI Inc.                                                            550,000

Abba Kogan                                                           250,000

Frederic Carbonier                                                   125,000

Philippe Gobet                                                       125,000

Barbereche Ventures SA                                               125,000

Stephanie Jackson                                                     75,000

Olivier Wasem                                                         50,000

Mid America Cap Corp.                                                 10,000

Dr. John A. Mattera                                                   71,000

Shamrock Capital, LLC                                                 10,000
                                                                   ---------
                                                     TOTAL:        6,282,271